Exhibit 99.1
                                                                  ------------


------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------




                            Computational Materials




                                 $549,575,000
                                 Approximately




                        Morgan Stanley Auto Loan Trust
                                   2003-HB1



                              Asset Backed Notes





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                                 $549,575,000
                    Morgan Stanley Auto Loan Trust 2003-HB1
                Morgan Stanley ABS Capital II, Inc., Depositor

Overview of the Offered Notes
-----------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                 Expected                           Moody's and
   Class                    Initial             Estimated        Principal                              S&P
    of        Principal     Credit              Avg. Life         Payment              Final         Expected
   Notes       Balance      Support   Coupon    (yrs)(1)         Window(1)         Payment Date       Ratings
-----------------------------------------------------------------------------------------------------------------
    A-1     $408,175,000     5.75%   [      ]     1.00           08/03-12/05       July 16, 2007     Aaa / AAA
-----------------------------------------------------------------------------------------------------------------
    A-2     $113,714,000     5.75%   [      ]     2.94           12/05-09/06      April 15, 2011     Aaa / AAA
-----------------------------------------------------------------------------------------------------------------
     B      $ 17,996,000     2.50%   [      ]     1.89           03/04-09/06      April 15, 2011      A1 / A
-----------------------------------------------------------------------------------------------------------------
     C      $  9,690,000      .75%   [      ]     1.71           03/04-07/06      April 15, 2011    Baa1 / BBB
-----------------------------------------------------------------------------------------------------------------
   Total    $549,575,000
-----------------------------------------------------------------------------------------------------------------

(1)  Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup
     Call.


Selected Pool Data as of May 31, 2003
-------------------------------------

-------------------------------------------------------------------------------------------
                                                                           Total
-------------------------------------------------------------------------------------------
Outstanding Principal Balance:                                             $553,727,701.64
Number of Receivables:                                                              34,893
Average Outstanding Principal Balance:                                          $15,869.31
Average Original Amount Financed:                                               $18,394.53
Weighted Average Gross Coupon:                                                      7.702%
Weighted Average Original Term:                                                  65 months
Weighted Average Stated Remaining Term:                                          55 months
Weighted Average Seasoning:                                                      10 months
New/Used composition (by % of principal balance):                 52.80% New / 47.20% Used
Weighted Average Original LTV Ratio:                                                95.06%
-------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o Collateral consists of automobile and light truck retail loan and installment sale contracts, which are receivables, that were originated and serviced by The Huntington National Bank.
o Credit support for the notes is provided through a senior/subordinated concurrent pay structure and overcollateralization. The initial amount of overcollateralization is 5.75% for the class A notes, 2.50% for the class B notes and 0.75% for the class C notes. The initial overcollateralization for the notes as a whole is -1.46% of the initial pool balance. The initial overcollateralization for the notes as a whole is negative because at issuance the aggregate principal balance of the class A, class B, class C and class D notes will exceed the pool balance as of the cut-off date. Target overcollateralization is 2.00% of outstanding pool balance with a floor of 1.00% of initial pool balance.
o The class A, class B and class C notes in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The class D notes only will be offered and sold to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act.

Time Table
----------
Expected Settlement:    July 17, 2003

Cut-off Date:           Close of business on May 31, 2003

Pricing Date:           Week of July 7, 2003

First payment date:     August 15, 2003

Key Terms
---------
Depositor:              Morgan Stanley ABS Capital II, Inc.

Issuer: Morgan Stanley Auto Loan Trust 2003-HB1, a Delaware statutory trust established by Morgan Stanley ABS Capital II, Inc.
                        and the Owner Trustee

Originator:             The Huntington National Bank

Servicer:               The Huntington National Bank

Indenture Trustee:      Wells Fargo Bank Minnesota, National Association

Owner Trustee:          Wilmington Trust Company, a Delaware banking corporation

Offered Notes:          Class A, class B and class C notes

Servicing Fee:          1.00% per annum

Payment Date:           15th day of the month or the following Business Day

Record Date:            For any payment date, the close of business
                        on the day immediately preceding
                        such payment date unless definitive notes are issued for the offered notes, in which case the record date will be the last day of the month immediately




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

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MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                                    preceding the payment date

Interest Payment Default:           The notes are in default if scheduled
                                    interest is not paid on the most senior
                                    class of notes outstanding within 35 days after the applicable payment date

Prepayment Pricing Speed:           1.50% ABS

Interest Accrual:                   On a 30/360 basis; the accrual period is
                                    from the 15th of the month preceding
                                    the payment date (or from the closing
                                    date, in the case of the first interest
                                    accrual period) to, but not including the 15th of the month of such payment date

Servicer Advances:                  Yes, monthly as to delinquent interest,
                                    subject to recoverability

Optional Call:                      The notes will have a 10% optional
                                    redemption provision

Rating Agencies:                    The notes are being rated by Moody's and S&P

ERISA Eligibility:                  The offered notes are generally eligible
                                    for purchase by employee benefit plans,
                                    however, prospective purchasers should
                                    consult their own counsel

Tax Status:                         Sidley Austin Brown & Wood LLP will deliver
                                    its opinion that the class A, class B
                                    and class C notes [will] be treated as
                                    debt for U.S. federal income tax purposes.
                                    The seller, the depositor and the issuer will agree, and the holders of the class A, class B and class C notes will agree by their purchase of such notes, to treat the class A, class B and class C notes as debt for U.S. federal income tax purposes.

Registration and Clearance:         Book entry: DTC Same Day Funds, Clearstream,
                                    or Euroclear for the offered notes

Minimum Denominations:              $1,000 and integral multiples thereof
                                    for the offered notes





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Transaction Mechanics
---------------------

The Huntington National Bank sold the receivables to Morgan Stanley Asset Funding, Inc., and Morgan Stanley Asset Funding, Inc., as the seller, will sell the receivables to Morgan Stanley ABS Capital II, Inc., and Morgan Stanley ABS Capital II, Inc, as the depositor, will sell the receivables to Morgan Stanley Auto Loan Trust 2003-HB1, the issuer. The issuer will issue the securities to fund the purchase price of the receivables. The Huntington National Bank, as servicer, will continue to process obligor payments and collect on the receivables. Each month the servicer will transfer collections to issuer, which will use them to pay its expenses and to pay principal of and interest on the notes.



                              [GRAPHIC OMITTED]





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Priority of Payments
--------------------

Beginning on August 15, 2003, and on each payment date thereafter, after reimbursement of any servicer advances to the servicer, distributions will be made in the order and priority as follows:

     1. Servicing Fee -- the servicing fee and any other amounts payable to the servicer;

     2. Other Trust Fees -- the fees and any other amounts payable to the indenture trustee and the owner trustee;

     3. Class A Note Interest -- accrued and unpaid interest due on the class A notes for payment ratably to the class A noteholders;

     4. First Allocation of Principal -- to the principal distribution account an amount equal to the excess, if any, of (x) the aggregate principal balance of the class A notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period;

     5. Class B Note Interest -- accrued and unpaid interest due on the class B notes;

     6. Second Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes and the class B notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period minus (2) any amount deposited into the principal distribution account pursuant to the fourth item above;

     7. Class C Note Interest -- accrued and unpaid interest due on the class C notes;

     8. Third Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the class A notes, the class B notes and the class C notes as of the day immediately preceding such payment date over (y) the aggregate principal balance of the receivables at the end of the related collection period, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth and sixth items above;

     9. Class D Note Interest -- accrued and unpaid interest due on the class D notes;

     10. Regular Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the notes as of the day immediately preceding such payment date over (y) (A) the aggregate principal balance of the receivables at the end of the related collection period, minus (B) the target overcollateralization level with respect to such payment date, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth and eighth items above;

     11. Remaining Trust Fees -- the fees and any other amounts payable to the indenture trustee, the owner trustee, and the administrator not paid pursuant to the second item above; and

     12.  Residual -- any remaining funds to the certificateholders.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Principal Payments
------------------

     The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) the target overcollateralization level and (ii) the following respective approximate percentages of the aggregate principal balance of the receivables (as of the end of the related collection period): 11.80% for the class A notes; 7.50% for the class B notes; 5.50% for the class C notes; and 2.00% for the class D notes. As a result of this allocation, after the credit support for each class is met, the most subordinate class of outstanding notes may receive a disproportionately larger percentage of principal distributions than more senior classes of outstanding notes.

     The amount of principal payments allocated to the class A notes on each payment date will generally be applied in the following order of priority:

     (1) to the principal amount of the class A-1 notes until such principal amount is paid in full; and

     (2) to the principal amount of the class A-2 notes until such principal amount is paid in full.

     However, the following exceptions to these general rules will apply:

          o If the payment date is a final scheduled payment date for a class of notes, principal payments will be made first to that class of notes until that class is paid in full. If the payment date is a final scheduled payment date for more than one class of notes, principal payments will be made first to the more senior class of notes until that class is paid in full and then, in order of seniority, to the each other class whose final scheduled payment date is then occurring, in each case until that class is paid in full.

          o If, on any payment date, the three month annualized net loss ratio exceeds

               o 1.50% if that payment date is on or before the payment date in June 2004;

               o 2.25% if that payment date is on or after the payment date in July 2004 but not after the payment date in August 2005; and

               o 2.50% if such payment date is on or after the payment date in September 2005,

          then on such payment date and each subsequent payment date until that ratio is reduced to or below that level, the trust will pay principal in respect of the notes, sequentially, starting with the most senior and earliest maturing class (or subclass) of notes then outstanding (with respect to the class A notes, beginning with the class A-1 notes) until that class is paid in full, and so on.

          The three month annualized net loss ratio is generally equal to the average for the three prior collection periods of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the net liquidation losses during the collection period plus the cram down losses resulting from bankruptcies that occurred during the collection period, and the denominator of which is equal to the




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

          aggregate principal balance of the receivables as of the first day of the collection period and will be described in detail in the final prospectus supplement.

          o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on (1) the class B notes (up to the amount of the full target payment on the class B notes) before the principal payment on the class A notes is reduced; (2) the class C notes (up to the amount of the full target payment on the class C notes) before the principal payment on the class B notes is reduced; and (3) the class D notes (up to the amount of the full target payment on the class D notes) before the principal payment on the class C notes is reduced.

          o If the notes are accelerated following an event of default the priority of payments may change and will change upon the liquidation of the trust estate following the acceleration of the notes.





                               [GRAPHIC OMITTED]






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Credit Enhancement
------------------

     The credit enhancement for the securities will be as follows:

     Class A Notes         Subordination of the class B notes, the
                           class C notes, and the class D notes to the extent provided in the prospectus supplement;
                           and overcollateralization;

     Class B Notes         Subordination of the class C notes and
                           the class D notes to the extent provided in the prospectus supplement; and overcollateralization;

     Class C Notes         Subordination of the class D notes to the
                           extent provided in the prospectus
                           supplement; and overcollateralization; and

     Class D Notes         Overcollateralization.

Subordination of Principal and Interest
---------------------------------------

     As long as the class B notes remain outstanding, (1) payments of interest on the class B notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes, and (2) payments of principal on the class B notes are subordinated to payments of interest and principal on the class A notes and payments of interest on the class B notes.

     As long as the class C notes remain outstanding, (1) payments of interest on the class C notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes and the class B notes, and (2) payments of principal on the class C notes are subordinated to payments of interest and principal on the class A notes and the class B notes and payments of interest on the class C notes.

     As long as the class D notes remain outstanding, (1) payments of interest on the class D notes are subordinated to payments of interest and, under certain circumstances, principal on the class A notes, the class B notes and the class C notes and (2) payments of principal on the class D notes are subordinated to payments of interest and principal on the class A notes, the class B notes and the class C notes and payments of interest on the class D notes.

     As long as the notes remain outstanding, payments on the certificates are subordinated to payments of interest and principal on the notes.

     There will be certain changes to the priority after certain events of default and the liquidation of the trust estate follow an acceleration of the notes.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Overcollateralization
---------------------

     The overcollateralization amount is the amount, if any, by which the aggregate principal balance of the receivables exceeds the aggregate principal balance of the notes. Initially, however, the aggregate principal balance of the notes will exceed the aggregate principal balance of the receivables by an amount equal to approximately 1.46% of the aggregate principal balance of the receivables as of the cut-off date. As of the cut-off date, the aggregate principal balance of the receivables was $553,727,701.64, which is less than the initial aggregate principal balance of the notes.

     However, Item 10 of "Priority of Payments" above is intended to result in the application of all remaining funds, including any "excess spread," to achieve and maintain the target overcollateralization level. This application is expected to result in the payment of more principal of the notes in most months than the amount of principal paid on the receivables in the related period. To the extent that the aggregate principal balance of the notes is paid down to create an overcollateralization amount equal to the target overcollateralization level, credit enhancement in the form of overcollateralization is created.

     The target overcollateralization level is intended to absorb anticipated losses on the receivables, but we cannot assure you that it will be sufficient to absorb any or all actual losses on the receivables. The target overcollateralization level on each payment date will be an amount equal to the greater of (x) 2.00% of the aggregate principal balance of the receivables at the end of the related collection period and (y) $5,537,277.02 or 1.00% of the initial aggregate principal balance of the receivables.

------------------------------------------------------------------------------------------------------------------
                                                                                                Target Credit
                                                                         Initial Credit          Enhancement
                                                                           Enhancement           (as a % of
                                                 % of Initial Pool         (as a % of         Outstanding Pool
                           Principal Balance          Balance         Initial Pool Balance)       Balance)
------------------------------------------------------------------------------------------------------------------
Class A notes               $521,889,000                94.25%                5.75%                 11.80%
Class B notes               $ 17,996,000                 3.25%                2.50%                  7.50%
Class C notes               $  9,690,000                 1.75%                 .75%                  5.50%
Class D notes               $ 12,238,000                 2.21%               -1.46%                  2.00%
------------------------------------------------------------------------------------------------------------------
Total                       $561,813,000               101.46%
------------------------------------------------------------------------------------------------------------------






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

Selected Loan Data as of May 31, 2003
-------------------------------------

                                The Receivables

      Outstanding Principal Balance:                                                         $553,727,701.64
      Number of Receivables:                                                                          34,893
      Average Outstanding Principal Balance:                                                      $15,869.31
      Average Original Amount Financed:                                                           $18,394.53
      Weighted Average Gross Coupon:                                                                  7.702%
      Weighted Average Original Term:                                                              65 months
      Weighted Average Stated Remaining Term:                                                      55 months
      Weighted Average Seasoning:                                                                  10 months
      New/Used composition (by % of principal balance):                             52.80% New / 47.20% Used
      Weighted Average Original LTV Ratio:                                                            95.06%



                         Distribution of the Receivables by Outstanding Principal Balance

                                             No. of                 Total Dollar                   Principal
Principal Balance                        Receivables (#)             Amount ($)                   Balance (%)
-----------------                        ---------------             ----------                   -----------
$0.00 - $4,999.99                              863                 $  3,552,877.62                      .64%
$5,000.00 - $9,999.99                        6,433                   50,953,543.26                     9.20
$10,000.00 - $14,999.99                     10,762                  134,630,925.34                    24.31
$15,000.00 - $19,999.99                      8,320                  144,269,701.36                    26.05
$20,000.00 - $24,999.99                      4,722                  104,767,606.70                    18.92
$25,000.00 - $29,999.99                      2,294                   62,343,179.59                    11.26
$30,000.00 - $34,999.99                        929                   29,850,608.27                     5.39
$35,000.00 - $39,999.99                        353                   13,075,478.13                     2.36
$40,000.00 - $44,999.99                        117                    4,909,320.87                      .89
>=  $45,000.00                                 100                    5,374,460.50                      .97
-------------------------------------------------------------------------------------------------------------------
Total                                       34,893                 $553,727,701.64                   100.00%
===================================================================================================================

Column totals may not add to 100.00% due to rounding.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                          Distribution of Receivables by State of Obligor Mailing Address

                                          No. of                    Total Dollar                   Principal
State                                 Receivables (#)                Amount ($)                   Balance (%)
-----                                 ---------------                ----------                   -----------
Ohio                                       11,053                  $165,420,261.79                    29.87%
Michigan                                    5,433                    74,688,392.98                    13.49
Florida                                     4,229                    72,426,315.12                    13.08
Indiana                                     4,150                    67,611,959.81                    12.21
Kentucky                                    3,099                    51,749,397.73                     9.35
West Virginia                               2,386                    39,599,141.74                     7.15
Tennessee                                   1,737                    31,755,539.84                     5.73
Other(1)                                    2,806                    50,476,692.63                     9.12
-------------------------------------------------------------------------------------------------------------------
Total                                      34,893                  $553,727,701.64                   100.00%
===================================================================================================================

Column totals may not add to 100.00% due to rounding.

(1) Each of the other states is less than 5.0% of the aggregate principal balance


                    Distribution of the Receivables by APR

                               No. of             Total Dollar           Principal
APR                        Receivables (#)         Amount ($)           Balance (%)
---                        ---------------         ----------           -----------
<= 4.999%                       2,875            $ 47,696,039.93             8.61%
5.000 - 5.499%                  1,534              25,339,890.91             4.58
5.500 - 5.999%                  2,973              51,449,492.96             9.29
6.000 - 6.499%                  2,176              36,642,291.49             6.62
6.500 - 6.999%                  3,402              56,627,749.12            10.23
7.000 - 7.499%                  2,524              41,311,411.67             7.46
7.500 - 7.999%                  3,854              63,366,123.03            11.44
8.000 - 8.499%                  2,628              43,152,475.34             7.79
8.500 - 8.999%                  3,385              55,612,696.87            10.04
9.000 - 9.499%                  2,178              35,068,409.24             6.33
9.500 - 9.999%                  2,415              35,971,289.01             6.50
10.000 - 10.499%                1,206              17,490,503.28             3.16
10.500 - 10.999%                1,171              16,042,478.03             2.90
11.000 - 11.499%                  717               8,573,942.13             1.55
11.500 - 11.999%                  613               6,937,928.75             1.25
12.000 - 12.499%                  360               3,781,637.49              .68
12.500 - 12.999%                  247               2,263,241.30              .41
13.000 - 13.499%                  107                 937,396.13              .17
13.500 - 13.999%                  104                 920,444.68              .17
14.000 - 14.499%                   48                 470,086.44              .08
14.500 - 14.999%                   98               1,095,147.89              .20
15.000 - 15.499%                   57                 641,446.47              .12
>=  15.500%                       221               2,335,579.48              .42
--------------------------------------------------------------------------------------------
Total                          34,893            $553,727,701.64           100.00%
============================================================================================

Column totals may not add to 100.00% due to rounding.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                    Distribution of Receivables by Remaining Stated Term to Scheduled Maturity

                                          No. of                    Total Dollar                   Principal
Remaining Stated Term                 Receivables (#)                Amount ($)                   Balance (%)
---------------------                 ---------------                ----------                   -----------
13 - 18 Months                               142                   $    672,567.64                      .12%
19 - 24 Months                               558                      4,012,370.52                      .72
25 - 30 Months                               772                      5,836,030.32                     1.05
31 - 36 Months                             1,579                     14,993,843.98                     2.71
37 - 42 Months                             3,189                     34,515,276.92                     6.23
43 - 48 Months                             6,487                     86,764,491.33                    15.67
49 - 54 Months                             6,102                     97,036,972.01                    17.52
55 - 60 Months                             7,993                    138,472,532.33                    25.01
61 - 72 Months                             7,351                    151,992,013.93                    27.45
>=  73                                       720                     19,431,602.66                     3.51
-------------------------------------------------------------------------------------------------------------------
Total                                     34,893                   $553,727,701.64                   100.00%
===================================================================================================================

Column totals may not add to 100.00% due to rounding.


                     Distribution of Receivables by Stated Original Trm to Scheduled Maturity

                                          No. of                    Total Dollar                   Principal
Stated Original Term                  Receivables (#)                Amount ($)                   Balance (%)
--------------------                  ---------------                ----------                   -----------
19 - 24 Months                               111                   $    830,440.31                      .15%
25 - 30 Months                                28                        197,168.23                      .04
31 - 36 Months                             1,269                     11,120,562.06                     2.01
37 - 42 Months                               300                      2,247,861.14                      .41
43 - 48 Months                             2,518                     25,942,874.98                     4.69
49 - 54 Months                             1,255                     12,521,862.47                     2.26
55 - 60 Months                            13,122                    191,040,648.83                    34.50
61 - 72 Months                            14,343                    261,155,565.46                    47.16
>=  73                                     1,947                     48,670,718.16                     8.79
-------------------------------------------------------------------------------------------------------------------
Total                                     34,893                   $553,727,701.64                   100.00%
===================================================================================================================

Column totals may not add to 100.00% due to rounding.






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

The following ABS Tables assume that--

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no delinquencies, defaults, losses or repurchases;

     o the interest rate on the notes is as follows: Class A-1: 1.42%; Class A-2: 2.08%; Class B: 2.22%; Class C: 3.53%; and Class D:
          5.50%;

     o each scheduled monthly payment on the receivables is made on the 15th day of each month and each month has 30 days;

     o payments on the notes are made on each payment date beginning on August 15, 2003 (and each payment date is assumed to be the 15th day of the applicable month), as described above under "--Priority of Payments."

     o    no event of default occurs;

     o the notes are issued on July 17, 2003 and will begin to accrue interest on that date;

     o    the monthly indenture trustee fee is $1,000;

     o the monthly servicing fee is 1/12th of 1.00% of the principal balance of receivables at the beginning of the related collection period;

     o    the annual owner trustee fee is $4,000, commencing in August 2004;

     o collections for the August 2003 payment date include collections for the period beginning on June 1, 2003 and ending on July 31, 2003; and

     o except as otherwise specified, the servicer exercises its "cleanup call" option to purchase the receivables.

     The ABS Tables indicate the projected weighted average life of each class of offered notes and sets forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average contract rate of interest, weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of the close of business on May 31, 2003.


                                           Weighted Average      Weighted Average      Weighted Average
                        Aggregate        Gross Contract Rate     Original Term to     Remaining Term to
   Pool             Principal Balance        of Interest       Maturity (In Months)  Maturity (In Months)
   ----             -----------------        -----------       --------------------  --------------------
     1                 $ 91,763,882.01         8.627%                  57                     41
     2                   24,122,483.84         7.229%                  58                     47
     3                    9,072,616.40         7.456%                  57                     48
     4                   14,179,220.69         6.679%                  56                     50
     5                   57,327,044.76         6.236%                  57                     52
     6                   45,472,502.86         6.362%                  57                     54
     7                    1,963,667.46         6.112%                  54                     53
     8                  133,805,480.17         8.803%                  72                     55
     9                   21,558,349.12         8.193%                  72                     61
    10                    7,064,829.91         7.962%                  70                     61
    11                   14,230,310.58         7.398%                  70                     64
    12                   68,702,333.65         7.239%                  70                     65
    13                   62,542,170.84         7.208%                  70                     67
    14                    1,922,809.35         7.024%                  68                     67
                       ---------------
 Total                 $553,727,701.64
                       ===============

The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average original and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of offered notes.






This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                          Percent of Initial Principal Amount at Various ABS Percentages

                                               Class A-1 Notes                            Class A-2 Notes
                                      ----------------------------------        -----------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%        0.50%     1.00%     1.50%     1.80%
----------------------------------    ------- --------- --------- ------        ------- --------- --------- -------
Closing Date......................     100      100        100     100          100       100        100      100
August 15, 2003...................      93       91         90      89          100       100        100      100
September 15, 2003................      90       87         85      83          100       100        100      100
October 15, 2003..................      86       83         80      78          100       100        100      100
November 15, 2003.................      83       79         75      72          100       100        100      100
December 15, 2003.................      80       75         71      67          100       100        100      100
January 15, 2004..................      76       72         66      62          100       100        100      100
February 15, 2004.................      73       68         62      58          100       100        100      100
March 15, 2004....................      71       65         58      54          100       100        100      100
April 15, 2004....................      68       61         55      50          100       100        100      100
May 15, 2004......................      65       58         51      46          100       100        100      100
June 15, 2004.....................      63       56         48      43          100       100        100      100
July 15, 2004.....................      60       53         45      39          100       100        100      100
August 15, 2004...................      58       50         41      36          100       100        100      100
September 15, 2004................      55       47         38      32          100       100        100      100
October 15, 2004..................      53       44         35      29          100       100        100      100
November 15, 2004.................      50       42         32      26          100       100        100      100
December 15, 2004.................      48       39         29      22          100       100        100      100
January 15, 2005..................      46       37         26      19          100       100        100      100
February 15, 2005.................      43       34         23      16          100       100        100      100
March 15, 2005....................      41       32         21      14          100       100        100      100
April 15, 2005....................      39       29         18      11          100       100        100      100
May 15, 2005......................      36       27         15       8          100       100        100      100
June 15, 2005.....................      34       24         13       5          100       100        100      100
July 15, 2005.....................      32       22         10       3          100       100        100      100
August 15, 2005...................      30       19          8       0          100       100        100      100
September 15, 2005................      27       17          6       0          100       100        100       93
October 15, 2005..................      25       15          4       0          100       100        100       85
November 15, 2005.................      23       13          1       0          100       100        100       78
December 15, 2005.................      21       11          0       0          100       100         97       70
January 15, 2006..................      18        8          0       0          100       100         90       63
February 15, 2006.................      16        6          0       0          100       100         83       57
March 15, 2006....................      14        4          0       0          100       100         76       50
April 15, 2006....................      12        2          0       0          100       100         70       44
May 15, 2006......................      10        0          0       0          100       100         64        0
June 15, 2006.....................       8        0          0       0          100        94         58        0
July 15, 2006.....................       5        0          0       0          100        88         52        0
August 15, 2006...................       3        0          0       0          100        81         47        0
September 15, 2006................       1        0          0       0          100        75          0        0
October 15, 2006..................       0        0          0       0           97        69          0        0
November 15, 2006.................       0        0          0       0           89        63          0        0
December 15, 2006.................       0        0          0       0           83        58          0        0
January 15, 2007..................       0        0          0       0           77        53          0        0
February 15, 2007.................       0        0          0       0           72        48          0        0
March 15, 2007....................       0        0          0       0           66        44          0        0
April 15, 2007....................       0        0          0       0           60         0          0        0
May 15, 2007......................       0        0          0       0           54         0          0        0
June 15, 2007.....................       0        0          0       0           49         0          0        0
July 15, 2007.....................       0        0          0       0           44         0          0        0
August 15, 2007...................       0        0          0       0            0         0          0        0
September 15, 2007................       0        0          0       0            0         0          0        0

Weighted Average Life (1).........       1.46     1.22       1.00    0.88         3.99    3.66         3.15     2.78
Weighted Average Life to Call(1)(2)      1.46     1.22       1.00    0.88         3.82    3.47         2.94     2.61

----------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 1, 2003
Securitized Products Group

                           MORGAN STANLEY [GRAPHIC]
------------------------------------------------------------------------------

                          Percent of Initial Principal Amount at Various ABS Percentages

                                                 Class B Notes                            Class C Notes
                                      ----------------------------------        -----------------------------------
Payment Date                          0.50%     1.00%    1.50%     1.80%        0.50%     1.00%    1.50%     1.80%
----------------------------------    ------- --------- --------- ------        ------- --------- --------- -------
Closing Date......................     100      100        100     100          100       100        100     100
August 15, 2003...................     100      100        100     100          100       100        100     100
September 15, 2003................     100      100        100     100          100       100        100     100
October 15, 2003..................     100      100        100     100          100       100        100     100
November 15, 2003.................     100      100        100     100          100       100        100     100
December 15, 2003.................     100      100        100     100          100       100        100     100
January 15, 2004..................     100      100        100     100          100       100        100     100
February 15, 2004.................     100      100        100      95          100       100        100      99
March 15, 2004....................     100      100         95      90          100       100         99      89
April 15, 2004....................     100      100         91      86          100       100         90      78
May 15, 2004......................     100       95         87      82          100       100         81      71
June 15, 2004.....................     100       92         84      78          100        93         73      67
July 15, 2004.....................      99       89         80      74          100        85         69      64
August 15, 2004...................      94       86         77      70           98        78         66      61
September 15, 2004................      92       83         73      66           92        72         63      57
October 15, 2004..................      89       80         70      63           85        69         60      54
November 15, 2004.................      87       77         66      59           79        67         57      51
December 15, 2004.................      84       74         63      56           73        64         54      48
January 15, 2005..................      81       71         60      52           70        62         52      45
February 15, 2005.................      79       68         57      49           68        59         49      42
March 15, 2005....................      76       66         54      46           66        57         46      40
April 15, 2005....................      74       63         51      43           64        54         44      37
May 15, 2005......................      71       60         48      40           61        52         41      34
June 15, 2005.....................      69       58         45      37           59        50         39      32
July 15, 2005.....................      66       55         42      34           57        47         37      29
August 15, 2005...................      64       52         40      31           55        45         34      27
September 15, 2005................      61       50         37      29           53        43         32      25
October 15, 2005..................      59       47         35      26           51        41         30      23
November 15, 2005.................      56       45         32      24           48        39         28      20
December 15, 2005.................      54       43         30      22           46        37         26      13
January 15, 2006..................      51       40         28      19           44        35         24       6
February 15, 2006.................      49       38         26      17           42        33         22       0
March 15, 2006....................      46       36         24      12           40        31         19       0
April 15, 2006....................      44       33         22       7           38        29         13       0
May 15, 2006......................      42       31         20       0           36        27          7       0
June 15, 2006.....................      39       29         18       0           34        25          1       0
July 15, 2006.....................      37       27         13       0           32        23          0       0
August 15, 2006...................      34       25          9       0           30        22          0       0
September 15, 2006................      32       23          0       0           28        18          0       0
October 15, 2006..................      30       21          0       0           26        11          0       0
November 15, 2006.................      27       19          0       0           24         5          0       0
December 15, 2006.................      26       18          0       0           22         0          0       0
January 15, 2007..................      24       14          0       0           20         0          0       0
February 15, 2007.................      22       10          0       0           14         0          0       0
March 15, 2007....................      20        6          0       0            9         0          0       0
April 15, 2007....................      19        0          0       0            3         0          0       0
May 15, 2007......................      15        0          0       0            0         0          0       0
June 15, 2007.....................      11        0          0       0            0         0          0       0
July 15, 2007.....................       6        0          0       0            0         0          0       0
August 15, 2007...................       0        0          0       0            0         0          0       0
September 15, 2007................       0        0          0       0            0         0          0       0

Weighted Average Life (1).........       2.60     2.27       1.89    1.67         2.38      2.05       1.71    1.50
Weighted Average Life to Call (1)(2)     2.60     2.27       1.89    1.67         2.38      2.05       1.71    1.50

-------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.
The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY
                                                                            17